UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BOISE CASCADE COMPANY
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Your **Vote** Counts!

BOISE CASCADE COMPANY

2022 Annual Meeting

Vote by May 04, 2022

11:59 PM ET

You invested in BOISE CASCADE COMPANY and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 05, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report/Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 05, 2022

9:30 AM MDT

Virtually at:
www.virtualshareholdermeeting.com/BCC2022

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

BOISE CASCADE COMPANY
2022 Annual Meeting
Vote by May 04, 2022
11:59 PM ET

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Mack Hogans	For
1b.	Nate Jorgensen	For
1c.	Christopher McGowan	For
1d.	Steven Cooper	For
1e.	Karen Gowland	For
1f.	David Hannah	For
1g.	Sue Taylor	For
1h.	Craig Dawson	For
1i.	Amy Humphreys	For
2.	Advisory vote approving the Company's executive compensation.	For
3.	To ratify the appointment of KPMG as the Company's external auditors for the year ending December 31, 2022.	For

NOTE: THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Broadridge Financial Solutions, Inc.
51 Mercedes Way
Edgewood, New York 11717
631-254-7400

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AFFIDAVIT OF DISTRIBUTION

STATE OF NEW YORK)
) ss:
COUNTY OF SUFFOLK)

Joanne Vogel, being duly sworn, deposes and says: I am employed with Broadridge Financial Solutions, Inc., and I caused to be processed and distributed 4 records relating to the BOISE CASCADE COMPANY Annual Meeting scheduled for May 5, 2022. The said records are maintained by Broadridge Corporate Issuer Solutions for processing and mailing.
Packages were mailed and deposited with the United States Post Office Farmingdale, New York commencing on March 25, 2022.

Joanne Vogel
Manager
Broadridge Financial Solutions, Inc.

Sworn to and subscribed
before me on April 4, 2022

Notary Public

Kathleen M. Archila
Notary Public State of New York
Registration No. 01AR6388118
Qualified in Suffolk County
Commission Expires March 4, 2023

4/4/2022 Last Revised on 4/12/05